SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

LAUFER BRIDGE ENTERPRISES, INC.

NEVADA	333-149177	04-3626788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3276 Buford Drive, Bldg. 104, Suite 320, Buford, GA	30519
(Address of principal executive officers)	(Zip Code)

678-596-6872
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Other Events Item 8.01 Other Events.

Reference is herewith made to Laufer Bridge Enterprises, Inc. (hereinafter the “Company”) initial filing of it Registration Statement with the SEC on February 12, 2009 (File No.: 333-149177) and in particular to: (i) Part 2, Item 13 indicating estimated legal fees of $50,000; and (ii) Exhibit 10.2 (dated January 13, 2008) the latter of which indicates, in part:

“NOW, THEREFORE, it is herewith agreed as follows: Absent sufficient revenues to pay these amounts within six (6) months of the date of the LAUFER prospectus, LAUFER’s President agrees to loan LAUFER the funds to cover the balance of outstanding professional and related fees relating to LAUFER’s prospectus if the professionals involved insist on cash payments. If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when LAUFER has the financial resources to do so. Gary B. Wolff, P.C., LAUFER’s counsel, by signing this Agreement agrees in full to defer his legal fees in the manner set forth in this Agreement.”

The Company’s Registration Statement was declared effective on March 11, 2008 and 6 months later no portion of the aforesaid $50,000 had been paid.

Accordingly, a Convertible Promissory Note (the “Note”) was entered into between Gary B. Wolff and the Company on September 13, 2008, which Note was subsequently partially assigned by Gary B. Wolff to First Trust Management on April 27, 2012 in accordance with Unanimous Consent of Company’s directors and thereafter and in accordance with Debt Purchase Agreement dated April 27, 2012, a portion of the $50,000 indebtedness, $10,000 was purchased by First Trust Management in exchange for 10,000,000 shares of the Company, which, upon issuance increased total Company outstanding shares from 449,325,000 to 459,325,000 and decreased Note to -0- .  In accordance with Forms 8-K filed 7/30/09, 8/14/09, 6/30/10, and 4/28/11 the Promissory Note was reduced by $12,500, $8,700, $8,800 and $10,000 respectively leaving a balance outstanding (prior to the transaction reported herein) of $10,000.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report.

(d)

Exhibits

10.1

Agreement between Company, its President and its counsel, dated January 13, 2008 and incorporated by reference as filed as Exhibit 10.2 to Registration Statement filed February 12, 2008 (File No.: 333-149177)

10.2

Convertible Promissory Note, dated September 13, 2008

10.3

Board of Directors Resolutions dated April 27, 2012

10.4

Debt Purchase Agreement dated April 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

April 27, 2012

LAUFER BRIDGE ENTERPRISES, INC.

(Registrant)

/s/ Bill Chaaban

By: Bill Chaaban, President, CEO, Director